Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”)

Re: Hyundai Auto Lease Securitization Trust 2021-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Company and by other third parties who execute an agreement with KPMG LLP in which each such party agrees to the procedures and takes responsibility for the sufficiency of the procedures performed for such party’s purposes (such third parties and the Company are together referred to herein as the “Specified Parties”), on the specified attributes identified by the Company in an electronic data file entitled “HALST 2021-B Pool Tape (Final).xlsx” (the “Data File”), provided by the Company on May 4, 2021, containing information on 58,946 retail automobile and sport utility vehicle lease receivables as of the close of business on May 3, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Hyundai Auto Lease Securitization Trust 2021-B. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, specific attribute, methodology, or value, as described in the table below.

•	The term “Leases” means retail closed-end, new automobile and sport utility vehicle leases originated by motor vehicle dealers in the Hyundai, Kia, and Genesis network of dealers.

•	The term “Title Document” means a Certificate of Title, a copy of the Certificate of Title, Application for Certificate of Title With/Without Registration, Electronic Title, Title Application, Application for Registration of New Vehicle, Application for Certificate of Ownership, Manufacturers Statement of Origin, Manufacturers Certificate of Origin, Guarantee of Title, Application for Dealer Assignment, Application for Title, Kansas Vehicle Record or information from the Company’s title information system.

•	The term “Acceptable Company Names” means the names listed in Exhibit A, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, or Security Interest Holder/Lessor.

•	The term “Lease File” means any file containing some or all of the following documents contained in the Company’s contract and credit application system or provided by the Company: Lease Contract, Notice of Change, Title Document, Credit Application, DealerTrack Application, HCA Credit Decision, Purchaser’s Statement, Insurance Acknowledgement, Insurance Identification Card, Insurance Verification (as a stand-alone document or included in the Lease Contract), Proof of Insurance, and/or Agreement to Provide Insurance. We make no representation regarding the validity, enforceability, or authenticity of such Lease File documents.

•	The term “KSIOP System” means the Company’s electronic lease system used to service the Leases.

•	The term “Vehicle Model Mapping” means a schedule provided by the Company containing the mapping of specific vehicle models to general vehicle models and vehicle types.

•	The term “Sources” means the Lease File, screenshots from the KSIOP System related to each of the Sample Leases (defined below), and the Vehicle Model Mapping.

We were instructed by the Company to perform the following agreed-upon procedures on the Leases in the Data File.

A.	We selected a random sample of 150 Leases from the Data File (the “Sample Leases”). A listing of the Sample Leases was provided to the Company. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Lease, we compared or recomputed the Data File attributes listed below to or using the corresponding information contained in the Sources, subject to the Instructions. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing the Instructions, as applicable, for each of the attributes identified constituted an exception. Exceptions are listed in Exhibit B. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources / Instructions
Adjusted Capital Cost	Lease Contract, Notice of Change (if applicable), KSIOP System
Contract Residual Value	Lease Contract, Notice of Change (if applicable), KSIOP System
Monthly Payment Amount	Lease Contract, Notice of Change (if applicable), KSIOP System
Contract Date	Lease Contract
Original Term (number of months)	Lease Contract, Notice of Change (if applicable), KSIOP System
Maturity Date	KSIOP System

Attribute	Sources / Instructions
Total Lease Payments Paid

KSIOP System

In the event the Total Lease Payments Paid stated in the Data File did not agree to the KSIOP System, recompute Total Lease Payments Paid using the Payment Schedule in the KSIOP System, excluding any payment(s) made after the Cutoff Date and any Security Deposits in the KSIOP System.

Base Delinquent Amount

KSIOP System

In the event the Base Delinquent Amount stated in the Data File did not agree to the KSIOP System, recompute the Base Delinquent Amount using the Payment Schedule in the KSIOP System and the Waterfall Payments information (identified in the “Allocation” section) in the KSIOP System.

Base Residual Value	Compare the Base Residual Value stated in the Data File to the lesser of: (i) the ALG Residual (stated in the “ALG MLI” column in the Data File); (ii) the Contract Residual value stated in the Data File; or, (iii) the Updated ALG Residual Value (stated in the “ALG MTM” column in the Data File).
State	Lease Contract (Lessee Address section), KSIOP System
Vehicle Make

Lease Contract

If the Lease Contract stated the Vehicle Model Year was 2017 or later, and either (i) the Vehicle Make was “Hyundai” and the Vehicle Model was “Genesis” or “Equus,” or (ii) the Vehicle Model was “G80” or “G90,” consider the information to be in agreement if the Vehicle Make stated in the Data File is “Genesis.”

Vehicle Model

Lease Contract and Vehicle Model Mapping

If the Lease Contract stated the Vehicle Model Year was 2017 or later, the Vehicle Make was “Hyundai,” and the Vehicle Model was “Genesis” or “Equus,” consider the information to be in agreement if the Vehicle Model stated in the Data File is “G80” or “G90,” respectively.

Vehicle Type (New or Used)	KSIOP System
Manufacturer’s Suggested Retail Price (MSRP)	KSIOP System
FICO Score	KSIOP System

Attribute	Sources / Instructions
Money Factor	KSIOP System

C.	For each Sample Lease, we observed the presence of the following in the Sources:

•	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Owner, or Security Interest Holder/Lessor.

•	Signed Credit Application. The Company informed us that a signed Credit Application, DealerTrack Application, HCA Credit Decision, or Purchaser’s Statement were acceptable forms of credit application.

•	Proof of Insurance. The Company informed us that an Insurance Acknowledgement, Insurance Identification Card, Insurance Verification, Proof of Insurance, or Agreement to Provide Insurance were acceptable forms of proof of insurance.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, Sources, and Instructions, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding, (i) the physical existence of the Leases, (ii) the reasonableness of the Instructions, (iii) the reliability or accuracy of the Data File and Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
May 26, 2021

Exhibit A

Acceptable Company Names

HLTT	Hyun Lse Titling Trst Lsr
Hyunda Lease Titling Trust	Hyundai Lease Titlng Trst
Hyundai Lease Tit Tr Lsr	Hyundai Lease Tit Trust Lsr
Hyundai Lease Title Trust	Hyundai Lease Titling Trst Lsr
Hyundai Lease Titling Trst Lsr	Hyundai Lease Titling Trus
Hyundai Lease Titling Trust Lessor	Hyundai Lease Titling Trust Lsr
Hyundai Lease Titlinig Trust	Hyundai Lease Titlnig Trust
Hyundai Ls Ttl Tr Lsr	Hyundai Lse Titl Trst Lsr
Hyundai Lse Titlg Trst Lsr	Hyundai Lse Titling Tr Lsr
Hyundai Lse Titling Trs Lsr	Hyundai Lse Titling Trst
Hyundai Lse Titling Trst Lsr	Hyundai Lse Titling Trust
Hyundai Lse Titlng Trs Lsr	Hyundai Lse Titlng Trst
Hyundai Lse Titlng Trst Lsr	Hyundai Lse Tlg Trst
Hyundai Lse Tlg Trst Lsr	Hyundai Lse Tt Lsr
Hyundai Lse Ttl Trst Lsr	Hyundai Lse Ttlg Trst Lsr
Hyundai Lse Ttling Trst Lsr	Hyundai Lse Ttlng Trst Lsr
Hyundai Ltt Lsr	Kia Motors Fin
Hyundai Lease Titling Trust	Hyundai Lease Titling Trust
Hyundai Lease Ttl Tst Lsr

A-1

Exhibit B

Exception List

Sample Receivable Number	Attribute	Per Data File	Per Source
96	Credit Application	N/A	Not available

B-1